                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) June 3, 1999



                            PUROFLOW INCORPORATED
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           (Exact name of registrant as specified in its charter)




          DELAWARE                                     13-1947195
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  (State or other jurisdiction             (IRS Employer identification No.)
   of incorporation)



                                   0-5622
                        -----------------------------
                          (Commission File Number)



      16559 SATICOY STREET, VAN NUYS, CALIFORNIA         91406-1739
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       (Address of principal executive offices)          (Zip Code)



    Registrant's telephone number, including area code:   (818) 756-1388


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        (Former name or former address, if changed since last report)

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ITEM 1    None

ITEM 2    None

ITEM 3    None

ITEM 4    None

ITEM 5 Registrant reports the extension of the loan agreement with Pacific Century Bank, dated June 3, 1999 for an additional term of one (1) year for a revolving credit line of one million dollars ($1,000,000) with a reduced rate of 0.25% above prime. (See Exhibit A attached.)

ITEM 6    None

ITEM 7    None

ITEM 8    None


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                  Puroflow Incorporated
                                  ---------------------
                                      Registrant




                                         /s/   GARY A. ROSEN
                                      -------------------------
                                   By:  Gary A. Rosen
                                        Chief Financial Officer



Dated: June 14, 1999